                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 22, 1999


                             Interface Systems, Inc.
             (Exact name of registrant as specified in its charter)



    Michigan                          0-10902             38-1857379
(State or other jurisdiction        (Commission          (IRS Employer
    of incorporation)               File Number)        Identification No.)


                 5855 Interface Drive, Ann Arbor, Michigan 48103
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (734) 769-5900

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 22, 1999, Interface Systems, Inc., a Michigan corporation (the "Company"), completed its sale of all of the assets of I.G.K. Industries, Inc. ("IGK"), a Michigan corporation and a wholly-owned subsidiary of the Company, to The Lance Field Company ("Lance Field"). In connection with the transaction, the Company transferred all of the assets of IGK used in the manufacture and sale of custom printed circuit boards to Lance Field. Also in connection with the transaction, the Company transferred the real property owned by it and located at 7232 Jackson Road, Ann Arbor, Michigan, to L&D Capital Holdings, L.L.C., a Michigan limited liability company and an affiliate of Lance Field ("L&D"). Lance Field also agreed to assume all current liabilities of IGK.

         Pursuant to the Asset Purchase Agreement, dated December 22, 1999, by and between IGK and Lance Field, the aggregate purchase price for the transaction was one million four hundred and fifty thousand dollars ($1,450,000), of which one million one hundred thousand dollars ($1,100,000) was paid to IGK on December 22, 1999. The balance of the purchase price is to be paid by Lance Field and L&D in accordance with the terms of a promissory note providing for the payment of three hundred fifty thousand dollars ($350,000) from Lance Field and L&D to the Company.

         Prior to the transaction, there were no material relationships between Lance Field and the Company or any of its affiliates, any director or officer of the Company or any associate of such director or officer.

         The Company issued a press release announcing the sale of substantially all of the assets of IGK. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (b) PRO FORMA FINANCIAL INFORMATION

Pro Forma Data (Unaudited)

The following unaudited pro forma consolidated condensed balance sheet as of September 30, 1999, and unaudited pro forma consolidated condensed statement of operations for the year then ended, give pro forma effect to the disposition of IGK as if it had occurred as of October 1, 1998. The unaudited pro forma consolidated condensed balance sheet and statement of operations do not purport to be indicative of the financial position or the results of operations of the Company had the transaction actually been completed as of October 1, 1998, or which may be obtained in the future.

                 Pro Forma Consolidated Condensed Balance Sheet
                            As of September 30, 1999
                      (in thousands, except per share data)


                                                Historical        Historical
                                                 Interface            IGK            Pro Forma        Pro Forma
                                               Systems, Inc.    Industries, Inc.    Adjustments       Historical
                                               -------------    ----------------    -----------       ----------
Current Assets:

    Cash and cash equivalents                     $  1,575         $     -           $  1,100          $  2,675
    Accounts receivable, net                         3,690             359                106 (1)         3,437
    Inventories                                        916             466                  -               450
    Prepaid expenses and other                         310              12                  -               298
                                                  --------          ------           --------          --------
         Total current assets                        6,491             837              1,206             6,860
                                                  --------          ------           --------          --------

Property and equipment, net                          3,188             509               (224)(2)         2,455
Goodwill, net                                          789               -                  -               789
Note receivable                                          -               -                270               270
Other assets                                            55               -                  -                55
                                                  --------          ------           --------          --------
                                                  $ 10,523          $1,346           $  1,252          $ 10,429
                                                  ========          ======           ========          ========

Current Liabilities:
    Accounts payable                              $    912          $   92            $     -          $    820
    Accrued expenses                                 1,190              65                  -             1,125
    Deferred revenue                                   431               -                  -               431
                                                  --------          ------           --------          --------
         Total current liabilities                   2,533             157                  -             2,376
                                                  --------          ------           --------          --------
Long-term debt                                          71               -                  -                71

Stockholders' Equity:
    Common stock                                    11,324             450                450            11,324
    Accumulated deficit                             (3,352)            739                802            (3,289)
    Accumulated other comprehensive
        loss                                           (53)              -                  -               (53)
                                                  --------          ------           --------          --------
         Total stockholders' equity                  7,919           1,189              1,252             7,982
                                                  --------          ------           --------          --------

                                                  $ 10,523          $1,346           $  1,252          $ 10,429
                                                  ========          ======           ========          ========

            Pro Forma Consolidated Condensed Statement of Operations
                      For the Year Ended September 30, 1999
                      (in thousands, except per share data)

                                                 Historical        Historical
                                                 Interface            IGK            Pro Forma        Pro Forma
                                               Systems, Inc.    Industries, Inc.    Adjustments       Historical
                                               -------------    ----------------    -----------       ----------
Net revenues                                     $ 20,169            $ 2,717           $  -           $ 17,452
Cost of revenues                                    7,899              2,400              -              5,499
                                                 --------            -------            ---           --------
         Gross profit                              12,270                317              -             11,953

Product development                                 3,854                  -              -              3,854
Selling, general & administrative                   8,683                419              -              8,264
                                                 --------            -------            ---           --------
         Loss from operations                        (267)              (102)             -               (165)

Other income                                           43                  -             26(1)              69
                                                 --------            -------            ---           --------
         Loss before taxes                           (224)              (102)            26                (96)

Income tax provision (credit)                          41                 (4)             -                 45
                                                 --------            -------            ---           --------

Loss from continuing operations                  $   (265)           $   (98)           $26           $   (141)
                                                 ========            =======            ===           ========

Basic loss per share                             $  (0.06)                                            $  (0.03)
                                                 ========                                             ========
Weighted average shares outstanding                 4,481                                                4,481
                                                 ========                                             ========


The above pro forma consolidated condensed financial statements include the following pro forma adjustments:

(1) Recognition of twelves months of interest income on the note receivable from the sale.
(2) Removal of the building owned by the Company that was sold in the transaction.

    (c)      EXHIBITS

Exhibit No.                  Exhibit
-----------                  -------

2.1 Asset Purchase Agreement, dated December 22, 1999, by and between I.G.K. Industries, Inc. and The Lance Field Company

99.1                         Press Release, dated December 22, 1999

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


  January 4, 2000                              INTERFACE SYSTEMS, INC.


                                       /s/     Robert A. Nero
                                       -----------------------------------------
                                       By:     Robert A. Nero
                                               President

                                 Exhibit Index
                                 -------------


Exhibit No.                   Description
-----------                   -----------

   2.1 Asset Purchase Agreement, dated December 22, 1999, by and between I.G.K. Industries, Inc. and The Lance Field Company

  99.1                        Press Release, dated December 22, 1999